UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 18, 2017

Differential Brands Group Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-18926	11-2928178
(Commission File Number)	(IRS Employer Identification No.)

1231 South Gerhart Avenue, Commerce, California	90022
(Address of Principal Executive Offices)	(Zip Code)

(323) 890-1800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01                               Entry into a Material Definitive Agreement.

On July 18, 2017, Differential Brands Group Inc., a Delaware corporation (the “Company”), and Tengram Capital Fund II, L.P., a Delaware limited partnership and an affiliate of the Company (“Tengram”), amended the maturity date of the 3.75% convertible promissory note (the “Convertible Note”), principal amount $13,000,000, originally issued on July 18, 2016 to Tengram. Pursuant to this amendment (the “Second Amendment”), the maturity date of the Convertible Note was extended until January 18, 2018. Following this Second Amendment, all other terms of the Convertible Note remain the same.

As previously announced, the Company had issued the Convertible Note to finance the acquisition of SWIMS AS, a Norwegian private limited company (aksjeselskap). By its original terms, the Convertible Note was scheduled to convert on the maturity date of January 18, 2017, to the extent not repaid in cash on or prior to such date, into up to 4,500,000 newly issued shares of the Company’s Class A-1 Preferred Stock at a conversion price of $3.00 per share. On January 18, 2017, the Company and Tengram entered into Amendment No. 1 to Convertible Promissory Note (the “First Amendment”), pursuant to which the maturity date of the Convertible Note was extended until July 18, 2017.

The foregoing description of the Convertible Note, the First Amendment and the Second Amendment does not purport to be complete and is qualified in its entirety by reference to (i) the full text of the form of Convertible Note, which was filed as Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on July 19, 2016 and is incorporated by reference herein, (ii) the full text of the First Amendment, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on January 24, 2017 and is incorporated by reference herein, and (iii) the full text of the Second Amendment, which is filed as Exhibit 4.1 hereto.

Item 2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 to this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

10.1
Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

4.1

Amendment No. 2 to Convertible Promissory Note, dated as of July 18, 2017, by and between Differential Brands Group Inc., a Delaware corporation, and Tengram Capital Fund II, L.P., a Delaware limited partnership.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIFFERENTIAL BRANDS GROUP INC.

Date: July 20, 2017	By:	/s/ Bob Ross
Bob Ross
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1

Amendment No. 2 to Convertible Promissory Note, dated as of July 18, 2017, by and between Differential Brands Group Inc., a Delaware corporation, and Tengram Capital Fund II, L.P., a Delaware limited partnership.